UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

GAMER PAKISTAN INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GAMER PAKISTAN INC.

[________], 2024

Dear Fellow Stockholder:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Gamer Pakistan Inc. (“Company,” “we,” “us,” or “our”) will be held at 11:00 a.m., Eastern Time on Friday, September 27, 2024. The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live webcast at www._________________. To participate in the Annual Meeting, you must pre-register at www.________________, by 11:00 a.m. Eastern Time, on Wednesday, September 26, 2024. The formal notice of the Annual Meeting appears on the following page.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares before the Annual Meeting, by the Internet, if you received a proxy card, or by telephone or the Internet, if you received a vote instruction form, or sign, and date the proxy card or vote instruction form and promptly return it to us in the postage paid envelope provided. If you sign and return your proxy card or vote instruction form without specifying your choices, your shares will be voted in accordance with the recommendations of the Company’s Board of Directors contained in the Proxy Statement.

The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ended December 31, 2023 accompanies the Proxy Statement. The proxy materials and Annual Report included in this package are also available on the internet on the “Investor Relations-Financial Filings” page of our principal corporate website located at https://www.gamerpakistan.com.

The Company’s Board of Directors believes that a favorable vote for each nominee for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all nominees, and “FOR” all other proposals. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or vote instruction form in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Annual Meeting, or by voting electronically at the Annual Meeting.

Your vote is very important regardless of how many shares you own. Thank you for your investment and continued interest in Gamer Pakistan Inc.

Sincerely,

/s/ James Knopf

James Knopf

Chair of the Board, CEO

GAMER PAKISTAN INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 27, 2024

Dear Stockholder:

We are pleased to invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Gamer Pakistan Inc.(“Company,” “we,” “us,” or “our”), which will be held on Friday, September 27, 2024 at 11:00 a.m., Eastern Time, for the following purposes:

1.	To elect the four (4) nominees to our Board of Directors named in the accompanying Proxy Statement to hold office until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”);
2.	To ratify the appointment of Mercurius Audit & Advisory, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
3.	To approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect, at the sole discretion of our board of directors, a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio between 1-for-10 to 1-for-40, to be determined at the sole discretion of our board of directors;
4.	To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “K2 Gamer Inc;” and
5.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice or made available over the Internet. We are not aware of any other business to come before the Annual Meeting.

Our board of directors has fixed the close of business on August 27, 2024 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on August 27, 2024 are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically or submit your questions prior to and during the meeting by visiting the website(s) indicated in your proxy materials. You may need to have your control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record to join the Annual Meeting. There will be no physical location for stockholders to attend, and you will not be able to attend the Annual Meeting in person.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or vote instruction form in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Annual Meeting, or by voting electronically at the Annual Meeting.

Thank you for your investment and continued interest in Gamer Pakistan Inc.

Sincerely,

/s/ James Knopf

Chairman of the Board, CEO

GAMER PAKISTAN INC.

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Gamer Pakistan Inc. of proxies to be voted at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) that will be on Wednesday, September 27, 2024 at 11:00 a.m., Eastern Time via live webcast at _______________ and at any adjournments thereof. In this Proxy Statement, Gamer Pakistan Inc. is referred to as “we,” “us,” “our” or “Company” unless the context indicates otherwise.

The Annual Meeting has been called to consider and take action on the following proposals:

1.	To elect the four (4) nominees to our Board of Directors named in the accompanying Proxy Statement to hold office until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”);
2.	To ratify the appointment of Mercurius Audit & Advisory, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
3.	To approve an amendment to the Company’s certificate of incorporation, as amended from time to time (the “Certificate of Incorporation”), to effect, at the sole discretion of our board of directors, a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio between 1-for-10 to 1-for-40, to be determined at the sole discretion of our board of directors;
4.	To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “K2 Gamer Inc;” and
5.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy card or voting instruction form will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote “FOR” all nominees and “FOR” Proposals 2, 3 and 4. Only holders of record of common stock of the Company at the close of business on August 27, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of our Company are located at 35 E. Horizon Ridge Pkwy, Suite 110-481, Henderson, Nevada 89002l, and our telephone number is 702-905-1171. The approximate date on which this Proxy Statement, the proxy card or a voting instruction form and any other accompanying materials are first being sent or given to stockholders is [____], 2024. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (“Annual Report”) is enclosed with these materials but should not be considered proxy solicitation material. Additionally, the proxy materials and Annual Report included in this package are also available on the internet under the “SEC Filings” page of the Company’s website at https://www.gamerpakistan.com.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or SEC, to give you when we ask you to provide a proxy to vote your shares at the Annual Meeting. Among other things, this Proxy Statement describes the proposals on which stockholders will be voting and provides information about us.

Why did I receive this Proxy Statement?

We are soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. We will use the proxies received in connection with proposals to:

1.	To elect the four (4) nominees to our Board of Directors named in the accompanying Proxy Statement to hold office until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”);
2.	To ratify the appointment of Mercurius & Associates LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
3.	To approve an amendment to the Company’s certificate of incorporation, as amended from time to time (the “Certificate of Incorporation”), to effect, at the sole discretion of our board of directors, a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio between 1-for-10 to 1-for-40, to be determined at the sole discretion of our board of directors;
4.	To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “K2 Gamer Inc;” and
5.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date. If your shares are held in the name of a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee in order to participate in the virtual Annual Meeting. No physical meeting will be held. To participate in the Annual Meeting, you must pre-register at _______________, by 10:00a.m. Eastern Time, on Tuesday, September 26, 2024.

You will be able to attend the virtual Annual Meeting online and submit your questions during the meeting by visiting the website(s) indicated in your proxy card or on the instructions that accompanied your proxy materials. You also will be able to vote your shares online by attending the virtual Annual Meeting. To participate in the Annual Meeting, you may need the control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your control number or other instructions provided by your broker, bank or other holder of record. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

In order to ensure that the virtual Annual Meeting provides stockholders with a meaningful opportunity to participate, stockholders will be able to ask questions of the Board and management both at the time of registration and during the Annual Meeting. Stockholders may submit questions during the Annual Meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct for the Annual Meeting.

The virtual online meeting will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website(s). If you encounter any difficulties accessing the virtual Annual Meeting website(s) during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting.

Who is entitled to vote?

The Board has fixed the close of business on August 27, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders who owned our common stock on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 25,579,319 shares of our common stock outstanding. Each share of our common stock that you own as of the Record Date entitles you to one vote.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC (the “Transfer Agent”), you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company. If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. The majority of our stockholders hold their shares in street name.

What am I voting on?

There are four (4) matters scheduled for a vote:

1.	To elect the four (4) nominees to our Board of Directors named in the accompanying Proxy Statement to hold office until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”);
2.	To ratify the appointment of Mercurius & Associates LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
3.	To approve an amendment to the Certificate of Incorporation to effect, at the sole discretion of our board of directors, a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio between 1-for-10 to 1-for-40to be determined at the sole discretion of our board of directors.
4.	To approve an amendment to the Certificate of Incorporation to change the name of the Company to “K2 Gamer Inc.”

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy gives authority to the designated proxy holders to vote on such matters according to their best judgment.

How do I vote?

Record Holders:

1.	Vote by Internet. Follow the VOTE BY INTERNET instructions on your proxy card.
2.	Vote by mail. Follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Attend the virtual Annual Meeting and vote online during the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

Beneficial Owners (Holding Shares in Street Name):

1.	Vote by Internet. Follow the VOTE BY INTERNET instructions on the enclosed vote instruction form.
2.	Vote by phone. Follow the VOTE BY PHONE instructions on the enclosed vote instruction form.
3.	Vote by mail. Follow the VOTE BY MAIL instructions on the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).

If you vote by phone or Internet, please DO NOT mail your proxy card.

When must my votes be received by?

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you wish to vote at the Annual Meeting, you may need the control number included on your proxy card or on the instructions that accompanied your proxy materials or other voting instructions from the broker, bank, or other holder of record in order to attend the virtual Annual Meeting and vote your shares. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How many votes do I have?

Each share of our common stock that you own as of the Record Date entitles you to one vote.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What happens if I return my signed proxy card but forget to indicate how I want my shares of common stock voted?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all nominees for director and “FOR” all of the other proposals.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, or other nominee holding the shares as to how to vote on “non-routine” proposals. If shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank, or other nominee can still vote the shares with respect to matters that are “routine” under applicable rules but cannot vote the shares with respect to “non-routine” matters. On non-routine proposals, any “uninstructed shares” may not be voted by the broker, bank, or other nominee and are “broker non-votes.” Proposal Nos. 2, 3 and 4 are considered “routine” matters for this purpose and brokers, banks, or other nominees generally have discretionary voting power with respect to such proposals. Brokers, banks, and other nominees do not have authority to vote on Proposal No. 1 without voting instruction from the beneficial owner. Broker non-votes will be counted to determine if a quorum is present at the Annual Meeting.

Can I revoke or change my voting instructions before the meeting?

For shares that are held in “street name”, the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the stockholder’s own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or voting in person at the Annual Meeting.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposal, votes “FOR,”“AGAINST,” “ABSTAIN,” and broker non-votes.

What constitutes a quorum?

As of the Record Date, 25,579,319 shares of our common stock were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of these outstanding shares is necessary to constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How many votes are needed for each proposal to pass?

Proposal	Vote Required
Proposal No. 1 - Election of Directors

Directors will be elected by a plurality of the votes cast in person or by proxy, meaning the four (4) nominees receiving the most votes will be elected as directors. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee, and broker non-votes will also have no effect on the election of the nominees. Stockholders are not entitled to cumulative voting with respect to the election of directors.

Proposal No. 2 - Ratification of independent registered public accounting firm

To be approved, Proposal No. 2 must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal No. 3 - Amendment to the Certificate of Incorporation to effect the reverse stock split

To be approved, Proposal No. 3 must receive “For” votes from a majority of the votes cast by the holders of all of the shares of common stock present or represented by proxy at the meeting and voting on such proposal. Abstentions and broker non-votes will have no effect on this proposal.

Proposal No. 4 – Amendment to the Certificate of Incorporation to change the name of the Company

To be approved, Proposal No. 4 must receive “For” votes from a majority of the votes cast by the holders of all of the shares of common stock present or represented by proxy at the meeting and voting on such proposal. Abstentions and broker non-votes will have no effect on this proposal.

What are the voting procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or vote in favor of specific nominees and withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

The Company pays for the cost of soliciting proxies on behalf of the Board of Directors. [We have retained ____________________, to aid in the solicitation of proxy materials for the estimated fee of $_____ plus expenses]. The Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners. Subject to SEC Rule 14a-16, proxies may be solicited by mail, telephone, email, other electronic means or in person. Directors, officers and regular, full-time employees of the Company, none of whom will receive any additional compensation for their services, may by telephone, facsimile, email or other electronic means or personally, request the return of proxies.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do the Company’s officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Members of the Board have an interest in Proposal No. 1, as all of the nominees are currently members of the Board. Members of the Board and executive officers of the Company do not have any interest in Proposals No. 2 or 4. Members of the Board and executive officers of the Company do not have any substantial interest in Proposal No. 3, except to the extent of their ownership of shares of our common stock.

Who are the largest principal stockholders?

See “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement for a table setting forth each owner of greater than 5% of the Company’s common stock as of the Record Date.

What percentages of stock do the directors and officers own?

Together, they own approximately 4.11% of our Company common stock as of the date of this Proxy Statement. For information regarding the ownership of our common stock by management, see the section entitled “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement.

Do I have dissenters’ rights of appraisal?

Under Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website located at https://www._________. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

What does it mean if I get more than one proxy card or voting instruction form?

It means that you hold shares registered in more than one account. You must return all a proxy cards or voting instruction forms to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may contact:

Corporate Secretary

Gamer Pakistan Inc.

35 E. Horizon Ridge Pkwy, Suite 110-481

Henderson, Nevada

Telephone: (702) 905-1171

Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should likewise contact the Company using the above information or brokerage firm, bank, broker-dealer or other similar organization.

Whom should I contact with other questions?

You may obtain information from us by making a request by telephone or in writing at the address of our Corporate Secretary set forth above.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

INFORMATION REGARDING DIRECTORS, EXECUTIVE OFFICERS, SIGNIFICANT EMPLOYEES AND CORPORATEGOVERNANCE

BOARD OF DIRECTORS

Our bylaws provide that the number of directors who constitute our Board of Directors is determined by resolution of the Board of Directors, but the total number of directors constituting the entire Board of Directors shall not be less than one (1) or more than seven (7). Our Board of Directors currently consists of four (4) directors. Each director’s term expires at the Annual Meeting. Assuming each director nominee is re-elected at the Annual Meeting, each director shall hold office until the 2025 Annual Meeting or until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

The names of our directors, including the four (4) nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Name	Age	Year First Elected Director	Positions/Committees	Independent
James Knopf	60	2022	Chief Executive Officer, Director (Chairman of Board)	no
Marco Welch	69	2022	Director, Compensation Committee, Audit Committee, Nominating Committee	yes
Sunday Zeller	56	2022	Director, Compensation Committee, Audit Committee, Nominating Committee	yes
Michael Lang	63	2022	Director, Compensation Committee, Audit Committee, Nominating Committee	yes

Business experience of directors

James Knopf, CEO, President, Director (Chairman of the Board). Mr. Knopf is an entertainment sales executive with over 25 years of experience negotiating and selling large-scale content distribution deals across multiple platforms (TV, digital, mobile and OTT).

For the past seven years Mr. Knopf has been the founder/CEO of his own entertainment and media consulting firm called Pinstripe Entertainment Consulting. The firm works with studios, networks and production companies to help monetize their content for broadcast television, cable TV, digital media, mobile and connected television (CTV and OTT). Mr. Knopf and his firm also worked with ESPN to produce the first-ever NCAA College Esports Championship in 2019 that was streamed on ESPN3. Mr. Knopf earned his BS in sports management from the University of Massachusetts and completed two semesters of his MBA at the University of Colorado. He is a director of Mobile Global Esports, Inc. Mr. Knopf’s experience in management, the entertainment industry, and working with media led to the conclusion that he would be an excellent director of the Company.

Marco Welch, Director. Mr. Welch has over 30 years of investment banking experience and was the owner of the commodities firm, BD Alpha3 Corp., where he has served as a consultant for more than the past five years. As a specialist on the Chicago Stock Exchange, he held Series 3, 7 and 63 licenses. In addition, he was CMO for Cabrera Capital, where he marketed a $10 billion bond deal for the State of Illinois. This was the largest bond deal in the state’s history. Previously, he was CMO for Medtech Detect and from 2022 until 2024 was a director of Mobile Global Esports. Mr. Welch was classically trained at The Chicago Conservatory College.

Sunday Zeller, Director. Ms. Zeller has been a marketing consultant in branding and positioning start-up enterprises for over 23 years and has worked for the Company since its formation in 2021. From the Company’s founding and until May 2013, Ms. Zeller also served as co-chief executive officer. January 2007 through June 2008 and as President from June 2008 through June 2009. Ms. Zeller co-founded Sports Industry of India in 2010 and continued as a director until August 2023. SII has raised almost $40 million to develop sports in India. From 2010 until May 2013, she served as its president. Ms. Zeller previously was the founder and a director of PeopleJar, Inc. and served PeopleJar as a Vice President from Ms. Zeller currently serves as a director for the only pro basketball league in India. She graduated from Arizona State University with a Bachelor of Science degree in counseling. Ms. Zeller’s background with Sports Industry of India and marketing experience have supported her being a director of the Company.

Michael Lang, Director. Mr. Lang co-founded in 2003 and remains COO and a director of Kaleidoscope Secure Data Systems Inc., Palatine, IL, an encryption and authentication software company. Mr. Lang previously was a professional basketball player, playing for Mazda Auto in the Japan Basketball League as well as Grenoble in the France Professional Basketball League. From 1989 to 2009, Mr. Lang was the President of JML TRADING, Chicago. Mr. Lang was a Market maker in Short and Long Term Treasury products on the trading floor at the Chicago Mercantile Exchange and provided liquidity to buying/selling activities on the floor. In 2003, Mr. Lang co-founded, and remains COO and a director of the company.

Mr. Lang is also the Founder and Co-Chair of the James P. Lang Scholarship Fund, formed in 1999. The scholarship fund provides college tuition assistance to children from single parent homes. To date, the fund has raised over $650,000 for scholarships to over 75 deserving children. Mr. Lang holds a BS in Business/Marketing from Pennsylvania State University. Mr. Lang’s general business experience and in particular his broker-dealer experience makes him a valuable member of the Board of Directors of the Company.

During the past ten years, none of our directors or executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Transactions with Related Persons

The Company’s Chief Executive Officer (“CEO”), James Knopf, is also the CEO of Pinstripe Entertainment, Inc. (“Pinstripe”). The Company made payments to the CEO and Pinstripe totaling approximately $216,000 for the year ended December 31, 2023, which included compensation for services provided by the CEO to the Company in his role as an officer of the Company, board stipend payments, and certain expense reimbursements.

Muhammad Jamal Qureshi, the CEO of the Company’s subsidiary in Pakistan, K2 Gamer (PVT) Ltd. (“Subsidiary”), owns approximately 5% of the Subsidiary and approximately 7% of Elite Sports Pakistan Pvt. Ltd. (“ESP”), which the Subsidiary utilizes in connection with its operations. The Company paid ESP approximately $68,000 for services provided for the year ended December 31, 2023 and paid Mr. Qureshi directly an additional $10,000 for these services.

During 2023, the Subsidiary made an advanced rent payment of approximately $60,000 to Mr. Qureshi for use of a building owned by him. The rent for the building approximates $6,000 per year for the next 10 years starting in January 2024 and the advanced funds are not refundable. At December 31, 2023, approximately $54,000 of this amount was recorded in other long-term assets and $6,000 was included in prepaid expenses and other current assets.

For additional information, see Note 5 – Related Party Transactions to our audited financial statements appearing elsewhere in our Annual Report on Form 10-K.

Policies and Procedures for Related-Party Transactions

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements with the following exception: ______________________________.

CORPORATE GOVERNANCE

Code of Conduct

Our Company has adopted a code of conduct applicable to its employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of Nasdaq. A copy of this code of conduct is available on the “Investor Relations-Corporate Governance” page our principal corporate website located at https://www.gamerpakistan.com. Requests for a copy of the Code of Conduct and Ethics should be directed to Secretary, Gamer Pakistan Inc., 35 E. Horizon Ridge Pkwy, Suite 110-481, Henderson, NV 89002. Any substantive amendments or waivers of the code of conduct or any similar code(s) subsequently adopted for senior financial officers may be made only by our Board and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of Nasdaq, including by filing a Form 8-K.

Director Independence Standards

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Director Independence

During July 2024, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each of our directors. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Sunday Zeller, Marco Welch and Michael Lang are “independent directors” as defined under applicable Nasdaq Stock Market Rules and Exchange Act Rules. In making such determination, our Board of Directors considered the relationships that each such non-employee director has/had with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his/her independence, including the beneficial ownership of our capital stock by each non-employee director. The one member of our Board of Directors who is not an “independent director” is James Knopf as a result of his executive officer status with our Company.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Board Committees

We have three standing committees of the Board: the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Our Board may at any time or from time to time appoint certain other committees in its sole discretion as it deems necessary or appropriate to carry out its functions.

Audit Committee

The Audit Committee consists of Mr. Welch (Chair), Mr. Lang and Ms. Zeller. The Board has determined that all of the members of the Audit Committee are “independent,” as defined by NASDAQ listing standards and by applicable SEC rules. In addition, the Board has determined that Mr. Welch and Mr. Lang each is an audit committee financial expert, as that term is defined by the SEC rules, by virtue of having the following attributes through relevant experience: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves; (iii) experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. The function of the Audit Committee relates to oversight of the auditors, the auditing, accounting, and financial reporting processes, and the review of the Company’s financial reports and information. In addition, the functions of the Audit Committee include, among other things, recommending to the Board the engagement or discharge of independent auditors, discussing with the auditors their review of the Company’s quarterly results and the results of their audit, and reviewing the Company’s internal accounting controls.

Compensation Committee

The Compensation Committee consists of Mr. Welch (Chair), Mr. Lang and Ms. Zeller. The Board has determined that all of the members of the Compensation Committee are “independent,” as defined by NASDAQ listing standards. The responsibility of the Compensation Committee is to review and approve the compensation and other terms of employment of our President and Chief Executive Officer and our other executive officers, including all of the executive officers named in the Summary Compensation Table under the heading “Executive Compensation” below (the “named executive officers”). Among its other duties, the Compensation Committee oversees all significant aspects of the Company’s compensation plans and benefit programs. The Compensation Committee annually reviews and approves corporate goals and objectives for the President and Chief Executive Officer’s compensation and evaluates the Chief Executive Officer’s performance in light of those goals and objectives. The Compensation Committee also recommends to the Board the compensation and benefits for members of the Board. The Compensation Committee does not delegate any of its authority to other persons.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Ms. Zeller (Chair), Mr. Welch and Mr. Lang. The Board has determined that all of the committee members are independent under applicable NASDAQ rules and regulations. The Nominating and Corporate Governance Committee is responsible for, among other things, considering potential board members, making recommendations to the full board as to nominees for election to the board, assessing the effectiveness of the board and implementing our corporate governance guidelines.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Dominic Wells, serves as our Chief Executive Officer and Chairman of the Board of Directors. Mr. Wells serves as our Principal Executive Officer and is responsible for the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. He also performs certain functions related to our corporate governance, including coordinating certain board activities, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the other independent directors. Our Board of Directors has determined that presently, this leadership structure is appropriate for the size of our Company. Also, due to the smaller size of our Board of Directors, our Company has no lead independent director.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. The interaction with management occurs not only at formal board and committee meetings, but also through periodic and other written and oral communications.

Meetings of the Board and Committees; Meeting Attendance

During 2023, there were four meetings of the Board of Directors. During fiscal 2023, all of the directors attended over 75% of the Board and committee meetings for which the directors served. The Board of Directors also acted at times by unanimous written consent, as authorized by our bylaws and Delaware General Corporation Law.

We have no policy regarding the attendance of the members of our Board of Directors at our annual meetings of security holders.

Stockholder Communications with the Board

Stockholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o Gamer Pakistan Inc., 35 E Horizon Ridge Pkwy, Suite 110-481, Henderson, NV 89002. These communications will be delivered to the Board, or any individual director, as specified.

Board Diversity

The following Board Diversity Matrix presents our Board diversity statistics, as voluntarily self-identified by our directors, in accordance with Nasdaq Listing Rule 5606.

Board Diversity Matrix (As of August 27, 2024)

Total Number of Directors:

	4
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	3	0	0
Part II: Demographic Background
African American or Black	-	-	0	0
Alaskan Native or Native American	-	-	0	0
Asian	-	-	0	0
Hispanic or Latinx	-	-	0	0
Native Hawaiian or Pacific Islander	-	-	0	0
White	-	3	0	0
Two or More Races or Ethnicities	-	-	0	0
LGBTQ+	-	-	0	0
Did Not Disclose Demographic Background	1	3	0	0

In the process of searching for qualified persons to serve on the Board, the Nominating and Governance Committee strives for the inclusion of diverse groups (including diversity of age, gender, race, ethnicity, sexual orientation and gender identity), knowledge, and viewpoints. The Board recognizes, however, that the representation of specific qualities or groups may vary over time. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders.

EXECUTIVE OFFICERS

Identity of Executive Officers

Name	Age	Positions/Committees
Muhammad Jamal Qureshi	42	CEO and Director of K2 Gamer
Jerry G. Goldstein	80	Interim Chief Financial Officer

Business experience of directors, executive officers, and significant employees

The business experience of our Directors is described above under the caption “Business Experience of Directors.”

Muhammad Jamal Qureshi, CEO and Director of our Subsidiary. Mr. Qureshi is the CEO and MD of Elite Football League Pakistan Pvt Ltd., a subsidiary of ESP. He earned his BA in economics/political science from Peshawar University, a senior diploma and MSc in health and physical education from Gomal University, an MSc in economics from the University of Peshawar and an MBA from Northern University. He has served on the Pakistan Rugby Union’s international tours and as an official of the Union at the Commonwealth Games in India.

Jerry J. Goldstein, Interim CFO. Mr. Goldstein has been the Interim CFO for the Company since March 15, 2024. Mr. Goldstein has been an attorney for nearly fifty years, both with major California law firms and later with his own private practice, with substantial experience in the areas of general business transactions, taxation and accounting issues (including corporate, partnership, personal and fiduciary income tax preparation, IRS audits, bookkeeping matters, audit review and tax planning), contracts, and mergers and acquisitions. He served as an extern to California Supreme Court Justice Raymond Sullivan in the fall of 1973. Mr. Goldstein was a captain in the United States Air Force from 1966-1971, and was Chief Executive Officer of Acacia Winery in Napa Valley, California from 1979-1985. He is a graduate of University of California at Berkeley and University of San Francisco School of Law.

EXECUTIVE COMPENSATION

The compensation committee of our Board of Directors oversees, reviews and approves all compensation decisions relating to our named executive officers.

The table below summarizes all compensation awarded to, earned by, or paid to our 2023 named executive officers for the fiscal years ended December 31, 2023 and 2022. Our 2023 named executive officers are: James Knopf.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers that earned more than $100,000 for the fiscal years ended December 31, 2023 and 2022:

				Option
Name	Year(1)	Salary	Bonus(2)	Awards(3)	Total
		$	$	$	$
James Knopf (1)	2023	109,333	100,000	—	209,333
Chief Executive Officer	2022	8,500	—	—	8,500

___________________________

(1)  Payments were made to his company, Pinstripe Entertainment, Inc.

We have not granted stock awards or stock options to our executive officers.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Employee, Severance, Separation and Change in Control Agreements

Employment Agreements

James Knopf: Commencing January 1, 2024, the Company has been paying Mr. Knopf $16,500 per month for his services as CEO of the Company. The Company and Mr. Knopf currently are negotiating a written employment agreement to confirm his compensation, duties, rights and obligations.

Jerry Goldstein: On March 15, 2024 Mr. Goldstein became the Interim CFO for the Company. Pursuant to his employment agreement, Mr. Goldstein receives $6,000 per month for his services.

Muhammad Jamal Qureshi: Mr. Qureshi currently receives $6,000 per month for his services and CEO and Director of K2 Gamer.

Benefits and Other Compensation

We do not maintain benefit plans for our employees. No employee benefit plans are in place solely for the benefit of our executives.

Change in Control Benefits

Our executives are not entitled to any benefits in the event of a change in control of our Company.

Outstanding Equity Awards at Fiscal Year-End

There were no equity awards for our named executive officers as of December 31, 2023, our latest fiscal year end.

Director Compensation

Compensation for our directors is discretionary and is reviewed from time to time by our Board of Directors. Any determinations with respect to Board compensation are made by our Board of Directors. Currently during 2024, each of our independent directors who serves on our Board receives a quarterly stipend of $7,500.

The following table summarizes compensation earned by our Company’s directors for the year ended December 31, 2023. All directors have been and will be reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors or other activities undertaken by them on behalf of our Company.

Name	Fees Earned or paid in Cash ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
James Knopf	7,500	—	—	—	—	—	7,500
Marco Welch	7,500	—	—	—	—	—	7,500
Sunday Zeller	7,500	—	—	—	—	—	7,500
Michael Lang	7,500	—	—	—	—	—	7,500
Keith Fredriksen	7,500	—	—	—	—	—	7,500

Compensation Policies and Practices as They Relate to Our Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

●	Our base pay consists of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;
●	Option awards are not tied to formulas that could focus executives on specific short-term outcomes; and
●	Option awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Compensation Recovery (“Clawback”) Policy

We have adopted a compensation recovery policy (a “clawback policy”) that applies to incentive compensation. The purpose of the clawback policy is to enable the Company to recover erroneously awarded compensation in the event that the Company is required to prepare an accounting restatement. Under the clawback policy, an accounting restatement means an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. In the clawback policy, erroneously awarded compensation generally means, in the event of an accounting restatement, the amount of incentive-based compensation previously received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the accounting restatement. The clawback policy is annexed to our Annual Report on Form 10-K for the year ended December 31, 2023 as Exhibit 97.1.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, we had outstanding 25,579,319 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote.

The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of our common stock (i) all persons known to us to be the beneficial owners of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and our executive officers.

Unless otherwise stated, the mailbox address for our executive officers and directors is in care of our company, Gamer Pakistan Inc., 35 E Horizon Ridge Parkway, Suite 110-481, Henderson, Nevada 89002. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Name of Beneficial Owner (1)	Shares Beneficially Owned	Percent Ownership
Principal Stockholders:
Keith Fredriksen (2)	1,699,667	6.64%
Cole Mott	1,481,318	5.79%
Richard Whelan	1,960,745	7.67%

Directors and Named Executive Officers:
James Knopf	200,000	*
Sunday Zeller	733,000	2.87%
Michael Lang	10,000	*
Marco Welch	10,000	*
Muhammad Jamal Qureshi	100,000	*
Jerry J. Goldstein	0	*
All directors and executive officers as a group (7 persons) (2)	1,053,000	4.12%

*	Represents beneficial ownership of less than 1% of the shares of common stock outstanding

(1)	Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at the address of 35 E Horizon Ridge Parkway, Suite 110-481, Henderson, NV 89002-7906.

(2)	Includes 866,667 shares owned by Face Rebel, LLC, of which Mr. Fredriksen is manager and sole member.

Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the time of the Annual Meeting, our Board of Directors will consist of four (4) directors: James Knopf, Marco Welch, Sunday Zeller and Michael Lang. At the Annual Meeting, the stockholders will elect four (4) directors for a one (1) year term to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. All four of our current directors are standing for reelection at the Annual Meeting.

Nominees

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board proposes that the individuals listed below as nominees be elected as directors. The nominees have agreed to serve if elected, and our Board of Directors has no reason to believe that the nominees will be unavailable or will decline to serve. In the event, however, that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is selected by the Nominating and Corporate Governance Committee and approved by the current Board of Directors to fill the vacancy.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Set forth below is information regarding the nominees for election to our Board of Directors:

Name	Age	Year First Elected Director	Positions/Committees	Independent
James Knopf	60	2022	Chief Executive Officer, Director (Chairman of Board)	no
Marco Welch	69	2022	Director, Compensation Committee, Audit Committee, Nominating Committee	yes
Sunday Zeller	56	2022	Director, Compensation Committee, Audit Committee, Nominating Committee	yes
Michael Lang	63	2022	Director, Compensation Committee, Audit Committee, Nominating Committee	yes

Vote Required

Directors will be elected by a plurality of the votes cast in person or by proxy, meaning the four (4) nominees receiving the most votes will be elected as directors. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee, and broker non-votes will also have no effect on the election of the nominees. Stockholders are not entitled to cumulative voting with respect to the election of directors. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above nominees.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking stockholders to ratify the appointment of Mercurius & Associates LLP (formerly AJSH % Co., LLP) (“Mercurius”) to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Mercurius has served as the Company’s independent registered public accounting firm since 2022. No representatives of Mercurius will be present at the Annual Meeting.

The aggregate fees billed for professional services by Mercurius during 2023 and 2022 were as follows:

	2023	2022
Audit Fees	$150,000	$35,000
Audit-Related Fees	210,500	—
Tax Fees	—	—
All Other Fees	99	—

Audit Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for professional services rendered by Mercurius for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by Mercurius in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for assurance and related services rendered by Mercurius that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for tax compliance services rendered by Mercurius.

All Other Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for products and services provided by Mercurius, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above.

Audit Committee Pre-Approval Policies.

All the services performed by Mercurius that are described above were pre-approved by the Company’s audit committee. The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.

Appointment of Independent Registered Public Accounting Firm

On July 26, 2024, the Company’s audit committee unanimously approved the engagement of Mercurius as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

During the Company’s two most recent fiscal years, neither the Company nor anyone acting on its behalf consulted with Mercurius regarding any matter that would require disclosure under Item 304(a)(2) of Regulation S-K.

Vote Required

The vote required to ratify the appointment of Mercurius to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 is the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will have no effect on the vote for this proposal. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of Mercurius to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL THREE

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Background and Proposed Amendment

Our Certificate of Incorporation provides that the total number of shares of all classes of capital stock that our Company is authorized to issue is 110,000,000 shares, consisting of (i) 100,000,000 shares of common stock, par value $0.0001 per share, and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share.

On July 26, 2024, subject to stockholder approval, our Board of Directors approved an amendment to our Certificate of Incorporation to, at the discretion of the Board, effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of between 1-for-10 and 1-for-40, with the exact ratio to be determined by the Board of the Company at its discretion. The primary goal of the reverse stock split is to increase the per share market price of our common stock to meet the minimum per share bid price requirement of at least $1.00 per share (the “Minimum Bid Price Requirement”) for continued listing on The Nasdaq Capital Market. We believe that proposing a range for the reverse stock split provides us with the most flexibility to achieve the desired results of the reverse stock split, if in fact, the Board does implement the reverse stock split.

If the proposal to approve an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock (the “reverse stock split proposal” or “Proposal No. 3”) is approved by our stockholders and the reverse stock split is effected, up to every 5 shares of our issued and outstanding common stock would be combined and reclassified into one share of common stock. The actual timing for implementation of the reverse stock split and the specific split ratio would be determined by our Board of Directors based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but in no event later than the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting or any postponement or adjournments thereof. Notwithstanding approval of the reverse stock split proposal by our stockholders, our Board of Directors will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the reverse stock split. If the reverse stock split proposal is approved by our stockholders, our Board of Directors will make a determination as to whether effecting the reverse stock split is in the best interests of our Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the reverse stock split, the per share price of our common stock immediately prior to the reverse stock split and the expected stability of the per share price of our common stock following the reverse stock split. If our Board of Directors determines that it is in the best interests of the Company and our stockholders to effect the reverse stock split, it will adopt resolutions establishing the final ratio for the reverse stock split. We will notify Nasdaq of our intention to effect the reverse stock split in accordance with then-current regulations applicable thereto and will provide public notice of the reverse stock split prior to the proposed market effective date. For additional information concerning the factors our Board of Directors will consider in deciding whether to effect the reverse stock split, please see “Determination of the Reverse Stock Split Ratio” and “Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to our Certificate of Incorporation to effect the reverse stock split is included as Appendix A to this Proxy Statement. If the reverse stock split proposal is approved by the Company’s stockholders, the Company will have the authority to file the proposed amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing. Our Board of Directors has determined that the reverse stock split proposal is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at this Annual Meeting and any postponements or adjournments thereof.

The Board intends to implement the reverse stock split only if necessary to maintain compliance with the Minimum Bid Price Requirement at some future point in time, otherwise, the reverse stock split will likely not be necessary, and the Board reserves the right to abandon the reverse stock split.

Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to ensure the trading price of our common stock continues to meet the Minimum Bid Price Requirement for continued listing on The Nasdaq Capital Market. Failure to do so could result in our common stock being delisted from Nasdaq. Accordingly, we believe that the reverse stock split proposal is in our stockholders’ best interests.

On June 4, 2024, the Staff of Nasdaq notified the Company that unless the Company timely requests a hearing before a Hearings Panel (the “Panel”), the Company’s securities will be delisted from The Nasdaq Stock Market for the reasons set forth below. The Company timely requested a hearing before the Panel, which hearing was held on July 18, 2024. Nasdaq has granted the Company’s request that any trading suspension or delisting action be stayed through the hearing date. The Company has requested an extension until October 8, 2024 in order to comply with the continued listing and filing requirements. The Company has not yet received the decision of the Panel. There can be no assurance that the Panel will grant the Company the requested additional extension, or that the Company will be able to regain compliance by the end of any additional extension period.

The reason for the delisting notice were as follows:

On December 4, 2023, Nasdaq had notified the Company that the bid price of its listed security had closed at less than $1 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5550(a)(2) (the “Rule”). In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until June 3, 2024, to regain compliance with the Rule. The Company has not regained compliance with the Rule and is not eligible for a second 180 day period, because the Company does not meet the $5,000,000 minimum stockholders’ equity requirement for initial listing on The Nasdaq Capital Market or any of the alternatives set forth under Listing Rule 5550(b).

Separately, on April 18 and May 17, 2024, the Staff notified the Company that since it failed to file the Form 10-K for the year ended December 31, 2023, and the Form 10-Q for the period ended March 31, 2024, the Company no longer met the filing requirement for continued listing on The Nasdaq Stock Market set forth under Listing Rule 5250(c)(1). In light of the foregoing and in accordance with Listing Rule 5810(c)(2)(A), the Staff cannot accept a plan to regain compliance. As such, these matters are an additional and separate basis for delisting the Company’s securities from The Nasdaq Stock Market.

We believe that the reverse stock split would be a valuable tool for us to utilize in the event we again fail to meet the criteria to satisfy the Minimum Bid Price Requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our common stock resulting from the reverse stock split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that, if the reverse stock split is implemented, our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the reverse stock split.

Potential Increased Interest from New Investors

If the reverse stock split is implemented, we believe increasing the trading price of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our common stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the reverse stock split would provide the Board flexibility to make our common stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our common stock and may facilitate future sales of our common stock.

The reverse stock split could also increase interest in our common stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Risks Associated with the Reverse Stock Split, if Implemented

The Reverse Stock Split May Not Increase the Price of Our Common Stock Over the Long-Term.

As noted above, the principal purpose of the reverse stock split is to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, if the reverse stock split is implemented, the effect of the reverse stock split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the reverse stock split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the reverse stock split will increase the market price of our common stock by a multiple of the reverse stock split ratio or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of Our Common Stock.

If the reverse stock split is implemented, the Board believes that the reverse stock split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the reverse stock split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the reverse stock split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” that may be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the reverse stock split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the reverse stock split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split May Lead to a Decrease in Our Overall Market Capitalization.

If the reverse stock split is implemented, the reverse stock split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the reverse stock split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the reverse stock split.

The Reverse Stock Split May Cause A “Short Squeeze” of Our Common Stock.

If the reverse stock split is implemented, the total issued shares of common stock will be reduced by the reverse stock split ratio. For example, if the board of directors adopts a 1-for-10 reverse stock split ratio, the 25,579,319 shares of common stock currently outstanding prior to the reverse stock split will be reduced to approximately 2,557,932 issued shares of common stock post-reverse stock split. Investors may purchase shares of our common stock to hedge existing exposure or to speculate on the price of our common stock. Speculation on the price of our common stock may involve long and short exposures. To the extent aggregate short exposure exceeds the number of shares of our common stock available for purchase on the open market, investors with short exposure may have to pay a premium to repurchase shares of our common stock for delivery to lenders of our common stock. Those repurchases may, in turn, dramatically increase the price of shares of our common stock until additional shares of our common stock are available for trading or borrowing. This is often referred to as a “short squeeze.” A short squeeze and/or focused investor trading in anticipation of a short squeeze may lead to volatile price movements in shares of our common stock that may be unrelated or disproportionate to our operating performance or prospects and, once investors purchase the shares of our common stock necessary to cover their short positions, or if investors no longer believe a short squeeze is viable, the price of our common stock may rapidly decline.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the reverse stock split proposal is not approved by our stockholders, our Board will not have the authority to effect the reverse stock split pursuant to the amendment to the Certificate of Incorporation to, among other things, facilitate the continued listing of our common stock on The Nasdaq Capital Market by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share Minimum Bid Price Requirement. Any inability of our Board to effect the reverse stock split could expose us to delisting from The Nasdaq Capital Market.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of the reverse stock split proposal, which gives the Board the discretion to implement a reverse stock split at a ratio of between 1-for-10 and 1-for-40 for the potential reverse stock split is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the reverse stock split would be implemented. We believe that the reverse stock split proposal’s range provides us with the most flexibility to achieve the desired results in the event a reverse stock split is implemented. The reverse stock split ratio to be selected by our Board will not be more than 1-for-40. If the Board does determine to implement the reverse stock split, we will publicly announce the chosen ratio at least five business days prior to the effectiveness of the reverse stock split, and the reverse stock split will be implemented by the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof, if at all.

The selection of the specific reverse stock split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;
●	the per share price of our common stock immediately prior to the reverse stock split;
●	the expected stability of the per share price of our common stock following the reverse stock split;
●	the likelihood that the reverse stock split will result in increased marketability and liquidity of our common stock;
●	prevailing market conditions;
●	general economic conditions in our industry; and
●	our market capitalization before and after the reverse stock split.

We believe that granting our Board the authority to set the ratio for the reverse stock split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the reverse stock split, the Company will make a public announcement regarding the determination of the reverse stock split ratio.

Board Discretion to Effect the Reverse Stock Split

If the reverse stock split proposal is approved by our stockholders, the Board will have the discretion to implement the reverse stock split or to not effect the reverse stock split at all on or prior to the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof. The Board intends to effect the reverse stock split only if necessary to regain compliance with the Minimum Bid Price Requirement at some point in the future. If the Company maintains compliance with the Minimum Bid Price Requirement, the reverse stock split will likely not be necessary, and the Board reserves the right to abandon the reverse stock split. Following the reverse stock split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split or that the market price of the post-split common stock can be maintained above $1.00. There also can be no assurance that our common stock will not be delisted from The Nasdaq Capital Market for other reasons.

If our stockholders approve the reverse stock split proposal at this Annual Meeting or any postponements or adjournments thereof, the reverse stock split will be effected, if at all, only upon a determination by the Board that the reverse stock split is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the reverse stock split. If our Board does not implement the reverse stock split prior to the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof, the authority granted in this proposal to implement the reverse stock split will terminate and the amendment to the Certificate of Incorporation to effect the reverse stock split will be abandoned.

The market price of our common stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. Furthermore, the reduced number of shares that will be outstanding after the reverse stock split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our common stock.

We have not proposed the reverse stock split in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of common stock following the reverse stock split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

The reverse stock split is not intended to modify the rights of existing stockholders in any material respect.

Effects of the Reverse Stock Split, if Implemented

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the reverse stock split is implemented, it will reduce the total number of issued and outstanding shares of common stock by a reverse stock split ratio of between 1-for-10 and 1-for-40. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the reverse stock split. However, the reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in our Company, except to the extent that the reverse stock split would result in an adjustment to a stockholder’s ownership of common stock due to the treatment of fractional shares in the reverse stock split. Therefore, voting rights and other rights, powers and preferences of the holders of common stock will not be affected by the reverse stock split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.0001.

We are currently authorized to issue a maximum of 100,000,000 shares of our common stock and 10,000,000 shares of our preferred stock. As of the record date, there were 25,579,319 shares of our common stock issued and outstanding and no shares of preferred stock issued and outstanding. The number of authorized shares of our common stock and preferred stock will not change as a result of the reverse stock split, but the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the reverse stock split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the reverse stock split. The reverse stock split will have no effect on the number of shares of our preferred stock issued and outstanding.

Following the reverse stock split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate.

Effect on Common Stock Warrants

If the reverse stock split is implemented, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of our outstanding underwriter warrants. This will result in the same aggregate price being required to be paid under such securities upon exercise or conversion, and the same value of shares of common stock being delivered upon such exercise immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the final ratio determined by the Board, subject to our treatment of fractional shares.

Potential Anti-Takeover Effect

If the reverse stock split is implemented, the reverse stock split would result in an increase in the proportion of authorized but unissued shares of common stock relative to our outstanding shares, which could be construed as having an anti-takeover effect. Our Board has not proposed the reverse stock split with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance as a result of the reverse stock split could, under certain circumstances, discourage or make more difficult efforts to obtain control of our Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions consistent with its fiduciary duties.

Effects of the Reverse Stock Split on Voting Rights.

If the reverse stock split is implemented, proportionate voting rights and other rights of the holders of common stock would not be affected by the reverse stock split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the reverse stock split would continue to hold 1% of the voting power of the outstanding common stock after the reverse stock split.

Effects of the Reverse Stock Split on Registration and Stock Trading

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. If the reverse stock split is implemented, the reverse stock split will not affect the registration of our common stock under the Exchange Act. Following the reverse stock split, our common stock will receive a new CUSIP number.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue and the par value of our capital stock will not be affected by the reverse stock split.

Treatment of Fractional Shares in the Reverse Stock Split, if Implemented

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of common stock that is not evenly divisible by the reverse stock split ratio. If the reverse stock split is implemented, each fractional share of common stock will be rounded up to the nearest whole share of common stock after all of the fractional interests of a holder have been aggregated.

Reservation of Right to Abandon the Reverse Stock Split Proposal

The Board of Directors reserves the right to abandon the reverse stock split proposal without further action by our stockholders at any time before it is made effective by filing the amendment to the Certificate of Incorporation, even if stockholders approve such amendment at the Annual Meeting. By voting in favor of the reverse stock split proposal, stockholders are also expressly authorizing the board of directors to determine not to proceed with, and abandon, the reverse stock split proposal if it should so decide.

Interests of Directors and Executive Officers

Certain of our officers and directors have an interest in the reverse stock split proposal as a result of their ownership of shares of common stock in our Company. However, we do not believe that our officers or directors have interests in the reverse stock split proposal that are different than or greater than those of any of our other stockholders.

Effective Time of the Reverse Stock Split

If the reverse stock split proposal is approved by our stockholders, the reverse stock split would become effective, if implemented, when the amendment to the Certificate of Incorporation is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the reverse stock split proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the reverse stock split, which will be at any time prior to the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof. Upon the expiration of the one-year anniversary time period, the authority granted in this proposal to implement the reverse stock split will terminate and the amendment to the Certificate of Incorporation will be abandoned.

Exchange of Share Certificates

If the reverse stock split is implemented, each certificate representing pre-reverse stock split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split common stock at the effective time of the reverse stock split. As soon as practicable after the effective time of the reverse stock split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-reverse stock split shares of common stock to the Transfer Agent in exchange for certificate(s) representing post-reverse stock split shares of common stock. No certificate(s) representing post-reverse stock split shares of common stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-reverse stock split shares of common stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-reverse stock split shares of common stock for certificate(s) representing post-reverse stock split shares of common stock registered in the same name.

Stockholders who hold uncertificated shares of common stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. If any certificate(s) or book-entry statement(s) representing pre-reverse stock split shares of common stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-reverse stock split shares of common stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-reverse stock split shares of common stock has been lost, stolen or destroyed will only be issued post-reverse stock split common stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the reverse stock split, and we will not independently provide our stockholders with any such rights.

Accounting Treatment of the Reverse Stock Split

If the reverse stock split is implemented, the par value per share of our common stock will remain unchanged at $0.0001. Accordingly, on the effective date of the reverse stock split, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the reverse stock split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The common stock held in treasury, if any, will be reduced in proportion to the reverse stock split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the reverse stock split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split, if Implemented

The following is a discussion of certain material U.S. federal income tax consequences of the reverse stock split, if implemented. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the reverse stock split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-reverse stock split shares of common stock were, and the post-reverse stock split shares of common stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;
●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-reverse stock split common stock for post-reverse stock split common stock. The aggregate tax basis of the post-reverse stock split common stock should be the same as the aggregate tax basis of the pre-reverse stock split common stock exchanged in the reverse stock split. A stockholder’s holding period in the post-reverse stock split common stock should include the period during which the stockholder held the pre-reverse stock split common stock exchanged in the reverse stock split.

As noted above, we will not issue fractional shares of common stock in connection with the reverse stock split. Stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole post-reverse stock split share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of common stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Vote Required

The vote required to approve the reverse stock split proposal, is the receipt of “For” votes from a majority of the votes cast by the holders of all of the shares of common stock present or represented by proxy at the meeting and voting on such proposal. Abstentions and broker non-votes will have no effect on this proposal. Each holder of common stock is entitled to one vote for each share held.

Board Recommendation

The Board unanimously recommends a vote “FOR” the reverse stock split proposal.

PROPOSAL FOUR

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME

On July 26, 2024, the Board adopted a resolution approving an amendment to Article I of the Company’s Certificate of Incorporation, as amended (our Certificate of Incorporation) to effect a name change and recommended that the name change amendment be submitted to stockholders for approval. The Board believes that it is in the best interest of the Company to change its name from Gamer Pakistan Inc. to K2 Gamer Inc. and recommends the approval of the name change amendment to the Company’s stockholders.

We plan to file the Amendment as soon as reasonably practicable if this proposal is approved by our stockholders..

Rationale for the Name Change

The change in our corporate name is intended to better align the Company’s corporate name with the contemplated expansion of the Company’s business outside of Pakistan. The new corporate name reflects the evolution of the Company from a business based solely in Pakistan to a more worldwide enterprise. Accordingly, our Board has concluded that it is in the Company’s best interests to change our corporate name to “K2 Gamer Inc.”

Effects of the Amendment

If approved by stockholders, the name change will not have any material effect on our business, operations, or reporting requirements or affect the validity or transferability of any existing stock certificates that bear the name “Gamer Pakistan Inc.” If the Name Change is approved, stockholders with certificated shares may continue to hold their existing stock certificates, and will not be required to submit their stock certificates for exchange. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “K2 Gamer Inc.”

If the Name Change is not approved, the Amendment will not be filed with the Delaware Secretary of State and our corporate name will not change.

Required Vote

The vote required to approve the Name Change proposal, is the receipt of “For” votes from a majority of the votes cast by the holders of all of the shares of common stock present or represented by proxy at the meeting and voting on such proposal. Abstentions and broker non-votes will have no effect on this proposal. Each holder of common stock is entitled to one vote for each share held.

Board Recommendation

The Board unanimously recommends a vote “FOR” the reverse stock split proposal.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

In accordance with SEC Rule 14a-8, in order for stockholder proposals to be included in our proxy statement for the 2025 Annual Meeting, we must receive them at our principal executive offices, 35 E Horizon Ridge Pkwy, Ste 110-481, Henderson, NV 89002-7906, by [___________], 2025, being 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2024 Annual Meeting of Stockholders. Stockholder proposals (including recommendations of nominees for election to the board of directors), other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, in order to be voted on at the 2025 Annual Meeting, must be received by us not earlier than May 30, 2025 and not later than June 29, 2025, being, respectively, 120 days and 90 days prior to the date of the first anniversary of the 2024 Annual Meeting of Stockholders. In the event that the 2025 Annual Meeting is called for a date that is not within 30 days before or 60 days after the anniversary date of the 2024 Annual Meeting of Stockholders, notice by a stockholder in order to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of: (i) the 90th day prior to such annual meeting; or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by the Company. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to the advance notice of stockholder proposals and director nominations. Our advance notice bylaw provisions do not apply to stockholder proposals made in compliance with SEC Rule 14a-8. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

Whether or not you intend to be present at the Annual Meeting, you are urged to fill out, sign, date and return the enclosed a proxy card or voting instruction form at your earliest convenience.

Henderson, NV

[____], 2024

APPENDIX A

Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF INCORPORATION

OF GAMER PAKISTAN INC.

Gamer Pakistan Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST:  Effective upon the filing of this amendment (the “Effective Time”) to the Corporation’s Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”), the Certificate of Incorporation of the Corporation is amended by adding the following new paragraph to the end of Article IV:

2.4 “Effective immediately upon this Certificate of Amendment becoming effective under the Delaware General Corporation Law (the “Effective Date”), and without any further action by the holders of such shares, every ____ shares of the Company’s Common Stock issued and outstanding of record immediately prior to the Effective Date (the “Old Common Stock”) shall be automatically reclassified as, and converted into, one (1) share of Common Stock (the “New Common Stock”), such reclassification and conversion hereinafter being referred to as the “Reverse Stock Split.”

Notwithstanding the provisions of the foregoing paragraph, no fractional shares of New Common Stock shall be issued upon combination of the Old Common Stock in the Reverse Stock Split. If the Reverse Stock Split would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, round up the number of shares due to the stockholder. For example, if the Reverse Stock Split leaves an individual stockholder with one and one-half shares, the stockholder will receive, post Reverse Stock Split, two whole shares.

 Each stock certificate that immediately prior to the Effective Date represented shares of Old Common Stock shall, from and after the Effective Date, be exchanged for a stock certificate that represents that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified; provided, however, that the Reverse Stock Split will occur without any further action on the part of stockholders and without regard to the date or dates on which certificates formerly representing shares of Old Common Stock are physically surrendered. Upon the consummation of the Reverse Stock Split, each certificate formerly representing shares of Old Common Stock, until surrendered and exchanged for certificates representing shares of New Common Stock, will be deemed for all corporate purposes to evidence ownership of the resulting number of shares of New Common Stock.”

The par value of each share of Common Stock shall not be adjusted in connection with the Reverse Stock Split. All of the outstanding share amounts, amounts per share and per share numbers for the Common Stock and the Preferred Stock, par value $0.0001 per share, set forth in the Company’s Certificate of Incorporation, as amended to date, shall be appropriately adjusted to give effect to the Reverse Stock Split, as applicable.”

SECOND: Effective upon the Effective Time, the Certificate of Incorporation of the Corporation is amended by changing Article I thereof so that, as amended, said Article shall be and read as follows:

The name of the corporation is Gamer Pakistan Inc. (the “Corporation”).

THIRD: The Board of Directors of the Corporation duly adopted resolutions approving the foregoing amendments to the Certificate of Incorporation, declaring said amendments to be advisable and providing for the consideration of such amendments at the annual meeting of stockholders of the Corporation.

A-1

FOURTH: On September 27, 2024, the annual meeting of stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares required by statute were voted in favor of the foregoing amendments to the Certificate of Incorporation.

FIFTH: Said amendments were duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

___________________________________

Name:

Title:

A-2

PROXY CARD

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to: http://www.vstacktransfer.com/proxy
Click on Proxy Voter Login and log-on using
the below control number. Voting will be open
until 11:00 a.m. (ET) on September 26, 2024

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and
return it in the envelope we have provided.

VOTE IN PERSON/VIRTUALLY

If you would like to vote at the meeting, please
attend the Virtual Annual Meeting to be held on
Friday, September 27, 2024 at 11:00 a.m.
Eastern Time via live webcast at:
www._____________________________

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders Proxy Card – Gamer Pakistan Inc.

▼          DETACH PROXY CARD HERE TO VOTE BY MAIL          ▼

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES,

“FOR” PROPOSALS 2, 3 AND 4.

1. Election of Directors:

☐	FOR ALL NOMINEES LISTED BELOW (except as marked below)	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES BELOW

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

01  James Knopf          02  Marco Welch          03  Sunday Zeller          04  Michael Lang

2. Ratification of the appointment of Mercurius & Associates LLP to serve as the Company’s Independent Registered Public Accounting firm for fiscal year 2024.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Approval of the amendment to the Company’s certificate of incorporation to effect a reverse stock split.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Approval of the amendment to the Company’s certificate of incorporation to change the Company’s name.

☐	FOR	☐	AGAINST	☐	ABSTAIN

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Date	Signature	Signature, if held jointly

Note: This proxy must be signed exactly as the name appears hereon. When are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address.          ☐

Gamer Pakistan Inc.

Annual Meeting of Stockholders

September 27, 2024 at 11:00 A.M. Eastern Time

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Form 10-K are available at

www._____________________________

▼          DETACH PROXY CARD HERE TO VOTE BY MAIL          ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s)_____________________________ with the power of substitution and resubstitution to vote any and all shares of capital stock of Gamer Pakistan Inc. (the ‘Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held virtually on Friday, September 27, 2024 at 11:00 a.m. Eastern Time, and at adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)